UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Reporting Period: 2/12/09 - 3/11/09

Operating Report/Period Beginning February 12, 2009 and Ending March 11, 2009
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

4/1/2009
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 2/12/09 - 3/11/09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	18-Feb	25-Feb	4-Mar	11-Mar	Period 9

Cash Receipts (inc Sales tax)
Cash Receipts	$18,625	$16,602	$17,194	$16,804	$69,225
Credit Card	12,806	11,504	12,017	11,631	47,958
	31,431	28,106	29,211	28,435	117,183
Receipts
(Gift Card Usage)	(177)	(137)	(105)	(92)	(511)
Rebates, Other	111	184	168	85	548
Total Cash Receipts	31,365	28,153	29,274	28,428	117,220

Operating Disbursements
A/P
Check	4,183	2,846	2,798	2,460	12,287
EFT	13,827	12,957	10,860	10,707	48,351
Change in Trade Terms	-	-	-	-	-

Payroll	8,535	6,588	9,567	6,705	31,395
Rent (Cash Occupancy)	-	-	7,755	-	7,755
Sales Tax	215	6,608	513	207	7,543
Other Operating	-	-	-	-	-
Total Operating Disbursements	26,760	28,999	31,493	20,079	107,331
Net Operating Cash Flows	4,605	(846)	(2,219)	8,349	9,889

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	193	145	284	355	977
Professional Fees, inc. Holdbacks	651	239	611	145	1,646
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	-	-	-	-	-
Other	-	-	-	-	-
Cash (Proceeds) from Asset Sales	(776)	-	(745)	(336)	(1,857)
Total Non-Operating Disbursements	68	384	150	164	766

Financing Payments
Interest Expense	10	23	1,065	4	1,102
Interest (Income)	-	-	-	-	-
DIP Fees / Other	-	-	-	1,000	1,000
Principal Payments	-	776	-	745	1,521
Total Financing Disbursements	10	799	1,065	1,749	3,623

Total Net Disbursements	26,838	30,182	32,708	21,992	111,720

Net Cash Receipts (Disbursements)	4,527	(2,029)	(3,434)	6,436	5,500

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS RESTAURANTS HOLDINGS. INC.	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
Allocation %	0.00%	2.22%	0.04%	0.00%	40.75%	0.13%	13.64%
Total Disbursements	-	2,477,730	40,488	-	45,527,598	146,026	15,236,122

	HTB LEASING CO	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.03%	2.77%	0.00%	0.00%	40.68%	0.00%	0.00%
Total Disbursements	30,489	3,097,310	-	-	45,450,887	-	-

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	2.09%	0.01%	-2.36%	0.01%	100.00%
Total Disbursements	-	2,333,479	13,287	(2,641,630)	8,214	111,720,000

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 2/12/09 - 3/11/09

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY	450 BUFFETS FRANCHISE HOLDINGS, LL
CASH ON HAND – DRAWER	43,300	-	-	518,991	-	216,719	-	26,600	-	-
TOTAL DEPOSITORY ACCOUNT	(86,315,876)	-	-	44,137,615	-	25,548,382	-	39,306	-	-
DEPOSITORY ACCOUNT	-	-	-	20,404	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	(1,788)	-	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	(270)	-	-	-	-	162,025	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	643,358	-	15,204	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	175,817	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	108,825	-	-	-	-	-	-
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	(29,214)	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	(9,321)	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	36,870	-	-	-	39,306	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	65,193	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	9,716	-	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	32,856	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	8,364	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	31,842	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	8,552	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	5,318	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(86,316,001)	-	-	43,063,060	-	25,339,311	-	-	-	-
DEPOSITORY - CLOSED BANK ACCOUNTS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-	-
CASH	18,774,566	-	34,562	-	-	-	-	-	-	249,203
CASH - US BANK	19,951,295	-	34,562	-	-	-	-	-	-	-
CASH - US BANK - A/P	(2,120,121)	-	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	18,645	-	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,659,234	-	-	-	-	-	-	-	-	-
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	-	-	-	-	-	-	-	-	-
CASH - CAPITAL ONE - PCARD CLEARING	(185)	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,203
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	28,564	-	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(774,735)	-	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	11,869	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	(67,498,010)	-	34,562	44,656,606	-	25,765,101	-	65,906	-	249,203

RESTRICTED CASH	1,822,576	-	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	1,822,576	-	-	-	-	-	-	-	-	-

	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MTN INC.	621 FIRE MOUNTAIN LEASING COMPANY	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	155 BUFFETS RESTAURANTS HOLDINGS	Total
CASH ON HAND - DRAWER	18,000	-	-	537,480	-	-	-	-	-	1,361,090
TOTAL DEPOSITORY ACCOUNT	62,633	-	-	20,703,755	-	-	-	-	-	4,175,815
DEPOSITORY ACCOUNT	-	-	-	-	-	-	-	-	-	20,404
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	159,933	-	-	-	-	-	158,146
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	161,755
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	658,562
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	46,229	-	-	-	-	-	222,046
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	108,825
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	-	-	-	-	-	-	(29,214)
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	(9,321)
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	76,176
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	65,193
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	9,716
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	32,856
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	8,364
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	31,842
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	8,552
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	5,318
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	19,489,204	-	-	-	-	-	1,575,575
DEPOSITORY - CLOSED BANK ACCOUNTS	-	-	-	(460)	-	-	-	-	-	(460)
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	23,145	-	-	308,007	-	-	-	-	-	331,151
DEPOSITORY - US BANK - RYAN'S	14,612	-	-	88,700	-	-	-	-	-	103,312
DEPOSITORY - BB&T	-	-	-	25,282	-	-	-	-	-	25,282
DEPOSITORY - SUNTRUST	-	-	-	54,903	-	-	-	-	-	54,903
DEPOSITORY - WELLS FARGO - RYAN'S	5,791	-	-	28,247	-	-	-	-	-	34,038
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	53,136	-	-	-	-	-	53,136
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	171,213	-	-	-	-	-	171,213
DEPOSITORY - COMPASS	-	-	-	15,866	-	-	-	-	-	15,866
DEPOSITORY - AMSOUTH	-	-	-	108,786	-	-	-	-	-	108,786
DEPOSITORY - FIRST CITIZENS	-	-	-	23,693	-	-	-	-	-	23,693
DEPOSITORY - JPMORGAN CHASE	13,196	-	-	79,954	-	-	-	-	-	93,150
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	35,787	-	-	-	-	-	35,787
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	18	-	-	-	-	-	18
DEPOSITORY - FIFTH THIRD	5,889	-	-	-	-	-	-	-	-	5,889
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	15,256	-	-	-	-	-	15,256
CASH	171,233	-	-	-	-	-	-	-	-	19,229,563
CASH - US BANK	-	-	-	-	-	-	-	-	-	19,985,857
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	(2,120,121)
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	18,645
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	1,659,234
CASH - 5TH THIRD - CREDIT CARD CLEARING	25,223	-	-	-	-	-	-	-	-	25,223
CASH - CAPITAL ONE - PCARD CLEARING	-	-	-	-	-	-	-	-	-	(185)
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,203
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	28,564
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	(774,735)
CASH - WACHOVIA - PAYROLL	300,525	-	-	-	-	-	-	-	-	300,525
CASH - US BANK - RYAN'S PAYROLL	(154,515)	-	-	-	-	-	-	-	-	(154,515)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	11,869
TOTAL CASH & CASH EQUIVALENTS	251,865	-	-	21,241,235	-	-	-	-	-	24,766,468

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	1,822,576
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	-	1,822,576

Certain of the cash accounts indicate negative balances because such accounts are controlled disbursement accounts and are not funded until checks are presented for payment.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 2/12/09 - 3/11/09

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.

					Check		Amount Paid
Payee	Service Received	Retained by	Period Covered	Amount Approved	Number	Date	Fees	Expenses
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	02/22/08-03/31/08	147,421.50	20499753	06/03/08	147,421.50	-
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	04/01/08-04/30/08	27,625.32	20500998	06/17/08	27,579.84	45.48
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	04/01/08-04/30/08	6,894.96	20505075	07/16/08	6,894.96	-
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	02/22/08-03/31/08	36,847.90	20505076	07/16/08	36,818.00	29.90
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	05/01/08-05/31/08	114,119.16	20506459	07/18/08	114,092.80	26.36
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	06/01/08-06/30/08	85,005.47	20514454	09/10/08	84,705.28	300.19
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	07/01/08-07/31/08	63,208.83	20518627	10/03/08	63,104.96	103.87
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	05/01/08-05/31/08	28,523.20	20521843	10/30/08	28,523.20	-
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	06/01/08-06/30/08	21,176.32	20521844	10/30/08	21,176.32	-
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	07/01/08-07/31/08	15,776.24	20521845	10/30/08	15,776.24	-
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	09/01/08-09/30/08	165,503.54	20535401	01/09/09	165,500.05	3.49
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	10/01/08-10/31/08	50,595.57	20535908	01/14/09	50,454.72	140.85
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	08/01/08-08/31/08	184,873.21	20539636	01/28/09	184,053.12	820.09
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	08/01/08-08/31/08	46,013.28	20541962	02/12/09	46,013.28	-
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	09/01/08-09/30/08	41,375.01	20541963	02/12/09	41,375.01	-
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	10/01/08-10/31/08	12,613.68	20541964	02/12/09	12,613.68	-

FTI Consulting, Inc.	Advisor - Financial	UCC	01/29/08-02/29/08	176,634.87	10024331	06/05/08	175,483.87	1,151.00
FTI Consulting, Inc.	Advisor - Financial	UCC	03/01/08-03/31/08	166,320.90	113155	06/18/08	160,000.00	6,320.90
FTI Consulting, Inc.	Advisor - Financial	UCC	04/01/08-04/30/08	160,209.23	113155	06/18/08	160,000.00	209.23
FTI Consulting, Inc.	Advisor - Financial	UCC	05/01/08-05/31/08	160,082.54	113528	07/10/08	160,000.00	82.54
FTI Consulting, Inc.	Advisor - Financial	UCC	01/29/08-02/29/08	43,870.97	20505077	07/16/08	43,870.97	-
FTI Consulting, Inc.	Advisor - Financial	UCC	03/01/08-04/30/08	80,000.00	20505078	07/16/08	80,000.00	-
FTI Consulting, Inc.	Advisor - Financial	UCC	06/01/08-06/30/08	160,876.60	20514393	09/05/08	160,000.00	876.60
FTI Consulting, Inc.	Advisor - Financial	UCC	07/01/08-07/31/08	160,330.35	20517739	09/26/08	160,000.00	330.35
FTI Consulting, Inc.	Advisor - Financial	UCC	05/01/08-05/31/08	40,000.00	20521846	10/30/08	40,000.00	-
FTI Consulting, Inc.	Advisor - Financial	UCC	06/01/08-06/30/08	40,000.00	20521847	10/30/08	40,000.00	-
FTI Consulting, Inc.	Advisor - Financial	UCC	07/01/08-07/31/08	40,000.00	20521848	10/30/08	40,000.00	-
FTI Consulting, Inc.	Advisor - Financial	UCC	08/01/08-08/31/08	160,070.75	20522673	11/03/08	160,000.00	70.75
FTI Consulting, Inc.	Advisor - Financial	UCC	09/01/08-09/30/08	162,304.16	20527172	12/05/08	160,000.00	2,304.16
FTI Consulting, Inc.	Advisor - Financial	UCC	10/01/08-10/31/08	161,025.47	20532484	12/29/08	160,000.00	1,025.47
FTI Consulting, Inc.	Advisor - Financial	UCC	11/01/08-11/30/08	163,110.49	20541598	02/09/09	160,000.00	3,110.49
FTI Consulting, Inc.	Advisor - Financial	UCC	08/01/08-08/31/08	39,929.25	20541965	02/12/09	39,929.25	-
FTI Consulting, Inc.	Advisor - Financial	UCC	09/01/08-09/30/08	37,695.84	20541966	02/12/09	37,695.84	-
FTI Consulting, Inc.	Advisor - Financial	UCC	10/01/08-10/31/08	38,974.53	20541967	02/12/09	38,974.53	-
FTI Consulting, Inc.	Advisor - Financial	UCC	12/01/08-12/31/08	160,106.96	20546298	03/02/09	160,000.00	106.96

Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	142,952.71	112719	05/06/08	139,354.84	3,597.87
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	132,903.00	113075	06/10/08	120,000.00	12,903.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	34,838.71	20505079	07/16/08	34,838.71	-
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	30,000.00	20505080	07/16/08	30,000.00	-
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	122,120.16	20507856	07/25/08	120,000.00	2,120.16
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	132,623.32	20515021	09/17/08	120,000.00	12,623.32
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	136,769.64	20518648	10/06/08	120,000.00	16,769.64
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	122,355.86	20518661	10/07/08	120,000.00	2,355.86
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	30,000.00	20521849	10/30/08	30,000.00	-
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	30,000.00	20521850	10/30/08	30,000.00	-
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	30,000.00	20521851	10/30/08	30,000.00	-
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	30,000.00	20521852	10/30/08	30,000.00	-
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	08/01/08-08/31/08	127,838.63	20535414	01/09/09	120,000.00	7,838.63
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	09/01/08-09/30/08	125,415.04	20535513	01/12/09	120,000.00	5,415.04
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	10/01/08-10/31/08	122,548.18	20541599	02/09/09	120,000.00	2,548.18
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	08/01/08-08/31/08	22,161.37	20541969	02/12/09	22,161.37	-
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	09/01/08-09/30/08	24,584.96	20541970	02/12/09	24,584.96	-
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	10/01/08-10/31/08	27,451.82	20541971	02/12/09	27,451.82	-

Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	01/22/08-01/31/08	3,225.81	20491847	04/11/08	3,225.81	-
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	02/01/08-02/29/08	11,071.13	20491847	04/11/08	10,000.00	1,071.13
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	10,678.61	20501500	06/24/08	8,000.00	2,678.61
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	13,122.26	20501500	06/24/08	8,000.00	5,122.26
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-04/30/08	4,000.00	20505081	07/16/08	4,000.00	-
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-05/31/08	11,731.92	20511087	08/19/08	8,000.00	3,731.92
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	06/01/08-06/30/08	8,460.25	20511087	08/19/08	8,000.00	460.25
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-06/30/08	4,000.00	20521853	10/30/08	4,000.00	-
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	07/01/08-07/31/08	9,054.29	20525869	11/24/08	8,000.00	1,054.29
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	08/01/08-08/31/08	8,358.78	20525869	11/24/08	8,000.00	358.78
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	09/01/08-09/30/08	8,275.66	20525869	11/24/08	8,000.00	275.66
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	07/01/08-09/30/08	4,311.27	20541972	02/12/09	4,311.27	-
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	10/01/08-12/31/08	24,312.28	20544230	02/19/09	24,312.28

JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	36,020.98	20495595	05/07/08	36,000.00	20.98
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	21,569.41	20496875	05/21/08	16,000.00	5,569.41
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	16,022.44	20503928	07/01/08	16,000.00	22.44
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	18,000.00	20504543	07/07/08	18,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	4,000.00	20505082	07/16/08	4,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	9,000.00	20505083	07/16/08	9,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	4,000.00	20505084	07/16/08	4,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	16,000.00	20510340	08/11/08	16,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	16,000.00	20514456	09/11/08	16,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	08/01/08-08/31/08	16,000.00	20518663	10/07/08	16,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	2,000.00	20505082	10/30/08	2,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	4,000.00	20505082	10/30/08	4,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	4,000.00	20505082	10/30/08	4,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	09/01/08-09/30/08	16,000.00	20523627	11/17/08	16,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	08/01/08-08/31/08	4,000.00	20541973	02/12/09	4,000.00	-
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	09/01/08-09/30/08	4,000.00	20541974	02/12/09	4,000.00	-

Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/22/08-02/29/08	525,097.46	112323	04/21/08	479,948.40	45,149.06
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	150,000.00	113171	06/19/08	150,000.00	-
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	201,734.94	113319	06/26/08	160,837.60	40,897.34
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	351,637.00	20503917	06/30/08	312,700.80	38,936.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/29/08-02/29/08	119,987.10	20505085	07/16/08	119,987.10	-
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	77,709.40	20505086	07/16/08	77,709.40	-
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	78,175.20	20505087	07/16/08	78,175.20	-
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	301,294.20	20511470	08/27/08	265,635.20	35,659.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	342,209.15	20515024	09/18/08	296,069.20	46,139.95
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	358,042.16	20515684	09/24/08	318,306.40	39,735.76
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	66,408.80	20521857	10/30/08	66,408.80	-
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	74,017.30	20521858	10/30/08	74,017.30	-
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	79,576.60	20521859	10/30/08	79,576.60	-
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	08/01/08-08/31/08	291,560.41	20526761	12/03/08	258,613.60	32,946.81
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	09/01/08-09/30/08	249,428.73	20535439	01/09/09	217,726.00	31,702.73
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	10/01/08-10/31/08	204,667.22	20540564	02/02/09	180,675.20	23,992.02
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	09/01/08-09/30/08	22,728.77	20541986	02/12/09	22,728.77	-
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	10/01/08-10/31/08	21,176.78	20541987	02/12/09	21,176.78	-
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	08/01/08-08/31/08	31,706.59	20541988	02/12/09	31,706.59	-
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	09/01/08-09/30/08	31,702.73	20546603	03/05/09	31,702.73	-
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	10/01/08-10/31/08	23,992.02	20546604	03/05/09	23,992.02	-
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	08/01/08-08/31/08	32,946.81	20546605	03/05/09	32,946.81	-
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	11/01/08-11/30/08	143,924.02	20546311	03/03/09	127,440.00	16,484.02

Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	01/29/08-02/29/08	533,711.81	112689	04/29/08	523,058.80	10,653.01
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	04/01/08-04/30/08	154,410.95	113146	06/16/08	147,264.00	7,146.95
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	03/01/08-03/31/08	192,913.18	113210	06/20/08	185,289.20	7,623.98
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	05/01/08-05/31/08	99,054.24	20505059	07/15/08	97,218.80	1,835.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	01/29/08-02/29/08	133,285.20	20505089	07/16/08	133,285.20	-
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	04/01/08-04/30/08	34,466.44	20505090	07/16/08	34,466.44	-
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	03/01/08-03/31/08	46,369.30	20505091	07/16/08	46,369.30	-
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	06/01/08-06/30/08	117,547.20	20511068	08/18/08	115,896.80	1,650.40
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	07/01/08-07/31/08	269,169.01	20515624	09/19/08	264,772.80	4,396.21
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	08/01/08-08/31/08	174,170.85	20519765	10/21/08	161,367.60	12,803.25
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	05/01/08-05/31/08	24,304.70	20523628	11/17/08	24,304.70	-
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	06/01/08-06/30/08	28,974.20	20523629	11/17/08	28,974.20	-
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	07/01/08-07/31/08	66,193.20	20523630	11/17/08	66,193.20	-
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	09/01/08-09/30/08	123,459.76	20525872	11/24/08	119,482.40	3,977.36
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	10/01/08-10/31/08	227,139.27	20532486	12/29/08	222,775.60	4,363.67
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	11/01/08-11/30/08	160,128.07	117924	01/30/09	154,852.80	5,275.27
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	12/01/08-12/31/08	98,203.89	20544228	02/18/09	95,546.00	2,657.89
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	08/01/08-08/31/08	40,341.90	20545405	02/26/09	40,341.90	-
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	09/01/08-09/30/08	29,870.60	20545406	02/26/09	29,870.60	-
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	UCC	10/01/08-10/31/08	55,417.12	20545407	02/26/09	55,417.12	-

Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	01/29/08-02/29/08	72,023.08	20500947	06/13/08	66,799.00	5,224.08
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	03/01/08-03/31/08	97,863.52	20501503	06/24/08	83,821.20	14,042.32
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	04/01/08-04/30/08	82,024.10	20505060	07/15/08	73,343.50	8,680.60
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	01/29/08-03/31/08	37,655.05	20505061	07/15/08	37,655.05	-
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	05/01/08-05/31/08	30,725.21	20511165	08/21/08	28,247.60	2,477.61
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	06/01/08-06/30/08	29,533.99	20518650	10/06/08	26,114.80	3,419.19
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	06/01/08-06/30/08	6,528.70	20522690	11/05/08	6,528.70	-
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	07/01/08-07/31/08	89,824.26	20522691	11/05/08	79,273.50	10,550.76
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	05/01/08-05/31/08	7,061.90	20522692	11/05/08	7,061.90	-
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	08/01/08-08/31/08	25,372.47	20527221	12/09/08	22,780.20	2,592.27
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	09/01/08-09/30/08	35,677.43	20535685	01/13/09	32,943.60	2,733.83
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	09/01/08-09/30/08	(35,677.43)	20535685	01/13/09	(32,943.60)	(2,733.83)
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	10/01/08-10/31/08	39,344.40	20538512	01/21/09	27,085.20	12,259.20
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	08/01/08-10/31/08	3,116.95	20541975	02/12/09	15,376.15	(12,259.20)
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	09/01/08-09/30/08	35,677.43	20544809	02/20/09	32,943.60	2,733.83
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	11/01/08-11/30/08	17,514.94	20544971	02/23/09	15,398.40	2,116.54
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	UCC	12/01/08-12/31/08	6,471.72	119116	03/02/09	5,327.20	1,144.52

Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	01/22/08-02/29/08	83,294.65	112890	05/20/08	82,660.00	634.65
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,877.77	20503938	07/01/08	19,838.00	39.77
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,839.50	20505095	07/17/08	19,839.50	-
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	8,355.09	20511069	08/18/08	8,275.20	79.89
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	5,355.04	20511070	08/18/08	5,326.80	28.24
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	07/01/08-08/31/08	14,183.42	20521841	10/30/08	13,844.80	338.62
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	2,068.80	20521860	10/30/08	2,068.80	-
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	1,331.70	20521861	10/30/08	1,331.70	-
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	08/01/08-08/31/08	8,881.76	20526743	12/01/08	8,584.80	296.96
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	10/01/08-10/31/08	28,191.83	20534269	01/06/09	28,118.40	73.43
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	11/01/08-11/30/08	2,802.02	20534270	01/06/09	2,723.60	78.42
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	10/01/08-10/31/08	6,956.17	20541976	02/12/09	6,956.17	-
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	09/01/08-09/30/08	1,849.24	20541977	02/12/09	1,849.24	-
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	07/01/08-08/31/08	3,122.58	20541978	02/12/09	3,122.58	-

Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	674,417.35	112209	04/11/08	646,868.00	27,549.35
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	306,083.05	112892	05/20/08	278,457.28	27,625.77
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	388,759.10	113301	06/24/08	356,481.20	32,277.90
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	212,171.13	20505051	07/14/08	203,499.20	8,671.93
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	161,717.00	20505092	07/16/08	161,717.00	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	100,034.80	20505093	07/16/08	100,034.80	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	89,120.30	20505094	07/16/08	89,120.30	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	220,558.52	20511071	08/18/08	205,977.60	14,580.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	194,827.64	20515026	09/18/08	186,097.20	8,730.44
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	08/01/08-08/31/08	219,882.06	20519779	10/22/08	207,017.60	12,864.46
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	50,874.80	20521865	10/30/08	50,874.80	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	51,494.40	20521866	10/30/08	51,494.40	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	46,524.30	20521867	10/30/08	46,524.30	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	09/01/08-09/30/08	193,825.52	20523631	11/17/08	186,771.60	7,053.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	10/01/08-10/31/08	219,515.76	20532487	12/29/08	208,944.40	10,571.36
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	11/01/08-11/30/08	138,887.82	20539264	01/23/09	132,813.60	6,074.22
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	08/01/08-08/31/08	38,889.94	20541983	02/12/09	38,889.94	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	09/01/08-09/30/08	39,638.99	20541984	02/12/09	39,638.99	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	10/01/08-10/31/08	41,664.74	20541985	02/12/09	41,664.74	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	08/01/08-08/31/08	12,864.46	20544234	02/19/09	12,864.46	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	09/01/08-09/30/08	7,053.91	20544235	02/19/09	7,053.91	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	10/01/08-10/31/08	10,571.36	20544236	02/19/09	10,571.36	-
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	12/01/08-12/31/08	151,514.15	20544237	02/19/09	143,753.20	7,760.95

Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	03/28/08-05/30/08	239,616.99	20508148	07/31/08	229,797.60	9,819.39
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	167,699.54	20514440	09/09/08	161,104.00	6,595.54
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	40,276.00	20521863	10/30/08	40,276.00	-
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	05/01/08-05/31/08	57,449.40	20521864	10/30/08	57,449.40	-
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	07/01/08-07/31/08	166,072.51	20525851	11/21/08	163,847.60	2,224.91
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	08/01/08-08/31/08	54,764.80	20525852	11/21/08	53,684.80	1,080.00
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	09/01/08-09/30/08	10,171.68	20535431	01/09/09	9,050.00	1,121.68
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	09/01/08-09/30/08	2,262.50	20546599	03/05/09	2,262.50	-
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	07/01/08-07/31/08	40,961.90	20546600	03/05/09	40,961.90	-
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	08/01/08-08/31/08	13,421.20	20546601	03/05/09	13,421.20	-

PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Various	1,350.00	20493301	04/29/08	1,350.00	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Various	33,000.00	20496170	05/14/08	33,000.00	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Various	1,000.00	20496689	05/16/08	1,000.00	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Various	20,000.00	20510165	08/08/08	20,000.00	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Various	24,500.00	20510165	08/08/08	24,500.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	89,922.16	20518015	10/01/08	87,916.00	2,006.16
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Various	35,000.00	20519006	10/10/08	35,000.00	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	21,979.00	20521862	10/30/08	21,979.00	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	08/01/08-08/31/08	14,271.60	20522693	11/05/08	14,271.60	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	09/01/08-09/30/08	33,880.40	20527208	12/08/08	33,880.40	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	10/01/08-10/31/08	110,918.60	20535514	01/12/09	110,293.60	625.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	11/01/08-11/30/08	17,964.40	20538568	01/22/09	17,964.40	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	10/01/08-10/31/08	26,948.40	20541979	02/12/09	26,948.40	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	08/01/08-08/31/08	3,567.90	20541980	02/12/09	3,567.90	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	09/01/08-09/30/08	8,470.10	20541981	02/12/09	8,470.10	-
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	12/01/08-12/31/08	29,624.80	20546306	03/03/09	29,624.80	-
Total				16,946,581.14			16,187,173.11	759,408.03

Note 1:   Buffets, Inc. is the Payor for all payments listed above.
Note 2:  UCC in the retained by column is abbreviated for Unsecured Creditors Committee.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 2/12/09 - 3/11/09

Buffets Holdings Inc.
PERIOD:  9-09          ENDING:  3/11/2009

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	-	3,319,265	-	-	43,473,792	-	17,985,585	-	-	1,768,207
TOTAL FOOD COST	-	-	1,152,163	-	-	15,193,638	-	6,296,490	-	-	178,392
TOTAL LABOR	-	-	950,296	-	-	12,250,000	-	4,837,078	-	-	533,136
OPERATING COSTS	-	-	408,417	343	-	5,444,244	2,321	1,879,067	278	-	174,974
OCCUPANCY COSTS	-	-	39,185	41,964	-	4,328,766	462,286	1,565,326	124,018	-	235,736
TOTAL DIR & O/C	-	-	447,603	42,307	-	9,773,010	464,606	3,444,393	124,296	-	410,709

TOTAL RESTAURANT COSTS	-	-	2,550,062	42,307	-	37,216,648	464,606	14,577,961	124,296	-	1,122,237

RESTAURANT PROFIT (LEVEL 4)	-	-	769,203	(42,307)	-	6,257,143	(464,606)	3,407,623	(124,296)	-	645,970

TOTAL SG&A EXPENSE	(158)	(50,500)	5,013,938	49,802	-	832,353	3,916	150	-	-	78,496

CLOSED RESTAURANT COSTS		-	-	-	-	2,086	-	-	-	-	4,825
EARNINGS FROM OPERATIONS	158	50,500	(4,244,735)	(92,108)	-	5,422,704	(468,523)	3,407,473	(124,296)	-	562,649

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	12,549	-	-	-	-	33,581	-	-	-
INTEREST INCOME	-	-	886	-	-	-	-	-	-	-	96
INTEREST EXPENSE	-	-	(5,674,361)	-	-	-	-	-	-	-	-
OTHER INCOME (EXPENSE)	-	(50,500)	51,050	-	-	-	-	-	-	-	1,385
REORGANIZATION COSTS	-	-	(1,470,780)	-	-	(27,402)	-	(1,541)	-	-	(1,419)
NET WORTH TAX		-	(50,923)	-	-	-	-	-	-	-	-
INTERCOMPANY	-	-	12,113,262	51,783	-	(7,266,665)	323,082	(595,414)	93,929	-	(1,877,921)

TOTAL OTHER INCOME (EXPENSE)	-	(50,500)	4,981,683	51,783	-	(7,294,067)	323,082	(563,374)	93,929	-	(1,877,860)

EARNINGS BEFORE TAX	158	-	736,949	(40,325)	-	(1,871,363)	(145,441)	2,844,100	(30,367)	-	(1,315,210)

INCOME TAXES	-	-	(179,000)	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	158	-	915,949	(40,325)	-	(1,871,363)	(145,441)	2,844,100	(30,367)	-	(1,315,210)

Expense, gross	-	N/A	2,467,801	40,325	-	45,345,154	145,441	15,175,066	30,367	-	3,084,899
Expense Allocation (1)	0.00%	N/A	2.22%	0.04%	0.00%	40.75%	0.13%	13.64%	0.03%	0.00%	2.77%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	41,365,491	-	-	-	2,820,132	-	-	-	110,732,473
TOTAL FOOD COST	-	-	15,326,754	-	-	-	915,507	-	(731,871)	-	38,331,073
TOTAL LABOR	-	-	11,958,342	-	-	-	919,392	-	-	-	31,448,245
OPERATING COSTS	-	-	5,208,950	-	-	-	361,528	66	(50,844)	-	13,429,342
OCCUPANCY COSTS	-	-	5,371,767	-	-	-	225,665	18,369	-	-	12,413,083
TOTAL DIR & O/C	-	-	10,580,717	-	-	-	587,193	18,435	(50,844)	-	25,842,425

TOTAL RESTAURANT COSTS	-	-	37,865,813	-	-	-	2,422,092	18,435	(782,715)	-	95,621,743

RESTAURANT PROFIT (LEVEL 4)	-	-	3,499,678	-	-	-	398,040	(18,435)	782,715	-	15,110,730

TOTAL SG&A EXPENSE	-	-	730,601	-	-	-	136,545	303	90,232	-	6,885,679

CLOSED RESTAURANT COSTS	-	-	57,387	-	-	-	-	-	-	-	64,298
EARNINGS FROM OPERATIONS	-	-	2,711,690	-	-	-	261,496	(18,739)	692,483	-	8,160,752

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	-	46,130
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	982
INTEREST EXPENSE	-	-	-	-	-	-	-	-	-	-	(5,674,361)
OTHER INCOME (EXPENSE)	-	-	1,254	-	-	-	-	-	-	-	3,189
REORGANIZATION COSTS	-	-	(818,404)	-	-	-	(1,380)	-	-	-	(2,320,926)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	(50,923)
INTERCOMPANY	-	-	(5,796,545)	-	-	-	235,889	5,505	2,721,276	(8,181)	-

TOTAL OTHER INCOME (EXPENSE)	-	-	(6,613,696)	-	-	-	234,509	5,505	2,721,276	(8,181)	(7,995,910)

EARNINGS BEFORE TAX	-	-	(3,902,006)	-	-	-	496,005	(13,234)	3,413,759	(8,181)	164,843

INCOME TAXES	-	-	-	-	-	-	178,000	-	-	-	(1,000)
NET EARNINGS (LOSS)	-	-	(3,902,006)	-	-	-	318,005	(13,234)	3,413,759	(8,181)	165,843

Expense, gross	-	-	45,268,751	-	-	-	2,324,128	13,234	(2,631,044)	8,181	111,272,303
Expense Allocation (1)	0.00%	0.00%	40.68%	0.00%	0.00%	0.00%	2.09%	0.01%	-2.36%	0.01%	100.00%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 3/11/09

Buffets Holdings Inc.
PERIOD:  9-09          ENDING:  3/11/2009

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	43,300	-	-	518,991	-	216,719	-	-	18,000
TOTAL DEPOSITORY ACCOUNT	-	-	(86,315,876)	-	-	44,137,615	-	25,548,382	-	-	62,633
CASH	-	-	18,774,566	-	34,562	-	-	-	-	-	171,233

TOTAL CASH & CASH EQUIVALENTS	-	-	(67,498,010)	-	34,562	44,656,606	-	25,765,101	-	-	251,865

RECEIVABLES - LANDLORD	-	-	-	-	-	57,500	-	-	-	-	-
CREDIT CARD RECEIVABLES	-	-	32,257	-	-	419,889	-	513,816	-	-	15,851
INTERCOMPANY	-	-	69,132,712	(913,253)	(6,189,633)	(59,974,400)	(3,278,337)	8,415,880	(454,447)	-	(50,084,317)
TOTAL REBATES RECEIVABLE	-	-	127,469	-	-	-	-	-	-	-	1,482,564
ACCOUNTS RECEIVABLE	-	-	712,594	-	-	1,600,131	-	663,678	-	-	61,280
DUE TO/FROM AFFILIATE	311,718	-	83,620	-	(395,338)	-	-	-	-	-	-

TOTAL RECEIVABLES	311,718	-	70,088,652	(913,253)	(6,584,971)	(57,896,880)	(3,278,337)	9,593,374	(454,447)	-	(48,524,622)

INVENTORY	-	-	886,924	-	-	11,433,164	-	3,975,672	-	-	460,532

TOTAL INVENTORIES	-	-	886,924	-	-	11,433,164	-	3,975,672	-	-	460,532

RESTRICTED CASH	-	-	1,822,576	-	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	-	5,141	-	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	-	488,250	-	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	-	25,400,642	-	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	-	28,316	-	-	28,826	-	-	-	-	573
PREPAID INSURANCE	-	-	972,491	-	-	-	-	-	-	-	-
PREPAID RENT	-	-	144,859	-	-	1,490,968	-	668,423	-	-	123,077
PREPAID OTHER	-	-	1,522,515	-	-	436,761	-	97,060	-	-	19,828
PREPAID ADVERTISING	-	-	9,769,971	-	-	-	-	-	-	-	400
PREPAID RENT ESCROW	-	-	177	-	-	364,029	-	133,369	-	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	13,314

TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	38,332,362	-	-	2,320,584	-	898,852	-	-	157,192

DEFERRED INCOME TAXES - CURRENT	-	-	16,173,000	-	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	(16,173,000)	-	-	-	-	-	-	-	-

TOTAL CURRENT ASSETS	311,718	-	43,632,504	(913,253)	(6,550,409)	513,474	(3,278,337)	40,233,000	(454,447)	-	(47,655,033)

CABINET DIVISION INVENTORY	-	-	-	-	-	4,584,329	-	-	-	-	-
CORPORATE INVENTORY	-	-	87,457	-	-	474,704	-	-	-	-	-
CIP - CABINET DIVISION	-	-	-	-	-	25,840	-	-	-	-	-
LAND	-	-	-	-	-	17,000	-	-	-	-	500,000
BUILDING	-	-	198,266	-	-	1,124,045	-	-	-	-	1,403,433
ACCUMULATED DEPRECIATION - BUILDING	-	-	(18,449)	-	-	(242,363)	-	-	-	-	(334,450)
LEASEHOLD IMPROVEMENTS	-	-	243,155	-	-	105,422,077	1,012	26,773,609	3,771	-	1,993,244
ACCUMULATED AMORTIZATION	-	-	(73,229)	-	-	(70,633,286)	5	(21,031,226)	(48)	-	(255,470)
EQUIPMENT	-	-	21,827,786	6,417,066	-	62,681,013	40,262,685	18,259,170	10,863,324	-	3,722,294
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(20,242,958)	(3,286,336)	-	(56,121,661)	(16,906,474)	(16,855,718)	(5,119,088)	-	(1,304,292)
AUTOMOBILE	-	-	20,524	-	-	286,696	-	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	-	(3,384)	-	-	(142,507)	-	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	-	-	-	-	-	1,112,500
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-	-

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	2,039,168	3,130,730	-	47,475,886	23,357,227	7,145,836	5,747,959	-	6,837,260

GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-	18,778,114
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-	36,911,931

DEFERRED INCOME TAXES - NON-CURRENT	-	-	95,204,000	-	14,550,000	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	(95,204,000)	-	(14,550,000)	-	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	-	731,621	-	-	-	-	55,222
RECIPES	-	-	-	-	-	-	-	-	-	-	1,999,862
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	-	731,621	-	-	-	-	58,655,084

PREPAID RENT DEPOSITS	-	-	246	-	-	16,900	-	4,500	-	-	-
DEPOSITS	-	-	-	-	-	1,241,886	-	507,837	-	-	52,244
DEPOSITS - OTHER LONG TERM	-	-	1,375,405	-	37,585	3,000	-	-	-	-	-
INSURANCE LOSS DEPOSITS	-	-	208,764	-	-	-	-	-	-	-	15,000
INVESTMENTS IN SUBSIDIARIES	31,045	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)	462,780,302
TOTAL DEBT ISSUANCE COSTS	-	-	40,272,249	-	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	(19,521,937)	-	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	-	(149,800,000)	149,800,000	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	3,197
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	-	-	-	-	-	-	-	-	-

TOTAL OTHER NONCURRENT ASSETS	31,045	(431,239,912)	451,569,699	-	37,585	1,261,786	-	2,517,276	-	(462,780,302)	462,850,743

TOTAL ASSETS	342,763	(431,239,912)	591,884,999	2,217,476	(6,512,824)	49,982,767	20,078,891	53,114,329	5,293,512	(462,780,302)	517,599,986

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 3/11/09

Buffets Holdings Inc.
PERIOD:  9-09          ENDING:  3/11/2009

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	537,480	-	-	-	26,600	-	-	-	1,361,090
TOTAL DEPOSITORY ACCOUNT	-	-	20,703,755	-	-	-	39,306	-	-	-	4,175,815
CASH	-	-	-	-	-	-	-	-	-	249,203	19,229,563

TOTAL CASH & CASH EQUIVALENTS	-	-	21,241,235	-	-	-	65,906	-	-	249,203	24,766,468

RECEIVABLES - LANDLORD	-	-	-	-	-	-	44,401	-	-	-	101,901
CREDIT CARD RECEIVABLES	-	-	376,555	-	-	-	111,260	-	-	-	1,469,628
INTERCOMPANY	(1,300)	(4,938,545)	98,855,580	(4,134)	(104,951,922)	(1,370)	4,047,983	4,327	50,481,360	(146,184)	-
TOTAL REBATES RECEIVABLE	-	-	-	-	-	-	-	-	2,467,659	-	4,077,692
ACCOUNTS RECEIVABLE	-	-	2,503,366	-	-	-	112,586	-	44	-	5,653,678
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	-

TOTAL RECEIVABLES	(1,300)	(4,938,545)	101,735,501	(4,134)	(104,951,922)	(1,370)	4,316,230	4,327	52,949,062	(146,184)	11,302,898

INVENTORY	-	-	11,273,967	-	-	-	760,037	-	-	-	28,790,296

TOTAL INVENTORIES	-	-	11,273,967	-	-	-	760,037	-	-	-	28,790,296

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	1,822,576

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	5,141
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	15,000	-	-	-	503,250
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	25,400,642
PREPAID CAR LEASES	-	-	7,062	-	-	-	12	-	-	-	64,790
PREPAID INSURANCE	-	-	42,575	-	-	-	-	-	-	-	1,015,066
PREPAID RENT	-	-	2,323,993	-	-	-	72,929	-	-	-	4,824,248
PREPAID OTHER	-	-	243,340	-	-	-	123,957	-	12,070	-	2,455,532
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	9,770,371
PREPAID RENT ESCROW	-	-	4,604	-	-	-	9,672	-	-	-	511,850
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	13,314

TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	2,621,574	-	-	-	221,569	-	12,070	-	44,564,203

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	16,173,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	(16,173,000)

TOTAL CURRENT ASSETS	(1,300)	(4,938,545)	136,872,276	(4,134)	(104,951,922)	(1,370)	5,363,742	4,327	52,961,132	103,019	111,246,442

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	4,584,329
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	-	562,161
CIP - CABINET DIVISION	-	-	-	-	-	-	-	-	-	-	25,840
LAND	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	-	-	2,859,271	-	-	-	-	-	-	-	5,585,015
ACCUMULATED DEPRECIATION - BUILDING	-	-	(403,111)	-	-	-	-	-	-	-	(998,374)
LEASEHOLD IMPROVEMENTS	-	-	15,184,989	-	-	-	11,668,950	-	-	-	161,290,807
ACCUMULATED AMORTIZATION	-	-	(2,210,029)	-	-	-	(4,768,765)	-	-	-	(98,972,050)
EQUIPMENT	-	-	54,212,349	-	-	-	4,626,947	1,446,239	269,128	-	224,588,001
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(21,106,432)	-	-	-	(3,867,333)	(467,509)	(88,408)	-	(145,366,207)
AUTOMOBILE	-	-	7,918	-	-	-	193	-	-	-	315,330
ACCUMULATED DEPRECIATION - AUTO	-	-	(3,595)	-	-	-	-	-	-	-	(149,487)
ASSETS TO BE SOLD - PP&E	-	-	10,758,794	-	-	-	-	-	-	-	11,871,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	(28,999)	-	-	-	-	-	-	-	(28,999)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	68,052,989	-	-	-	7,659,992	978,730	180,720	-	172,606,495

GOODWILL	-	-	-	-	-	-	-	-	-	-	116,639,959
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	-	-	-	-	-	-	-	-	-	-	134,773,776

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	109,754,000
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	(109,754,000)
											-
LIQUOR LICENSES	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	-	-	428,848	-	-	-	-	-	-	-	1,215,692
RECIPES	-	-	-	-	-	-	-	-	-	-	1,999,862
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	-	-	428,848	-	-	-	343,681	-	-	-	60,159,235

PREPAID RENT DEPOSITS	-	-	335,764	-	-	-	8,268	-	-	-	365,678
DEPOSITS	-	-	1,684,470	-	-	-	17,403	-	-	-	3,503,839
DEPOSITS - OTHER LONG TERM	-	-	-	-	-	-	-	-	-	-	1,415,990
INSURANCE LOSS DEPOSITS	-	-	129,756	-	-	-	-	-	-	-	353,520
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	31,045
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	40,272,249
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	(19,521,937)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	3,197
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	2,169,580	-	-	-	-	-	-	-	2,169,580

TOTAL OTHER NONCURRENT ASSETS	-	-	4,319,570	-	-	-	25,671	-	-	-	28,593,162

TOTAL ASSETS	(1,300)	(4,938,545)	209,673,683	(4,134)	(104,951,922)	(1,370)	13,393,086	983,057	53,141,852	103,019	507,379,110

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 3/11/09

Buffets Holdings Inc.
PERIOD:  9-09          ENDING:  3/11/2009

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	24,240,670	-	-	-	(625)	-	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	-	42,274,888	-	-	-	-	-	-	-	-
COD CLEARING	-	-	6,942	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	199,709	-	-	3,315,916	-	975,707	-	-	466,004
MISC. ACCRUALS - THJ AP	-	-	-	-	-	-	-	-	-	-	-
MISC. ACCRUALS - WIS	-	-	-	-	-	(2,545)	-	3,939	-	-	-
MISC. ACCRUALS - CORP LEVEL	-	-	609,264	-	-	(7,580)	-	-	-	-	4,497,098

TOTAL ACCOUNTS PAYABLE	-	-	67,331,473	-	-	3,305,792	(625)	979,646	-	-	4,963,102

ACCRUED 401(k)	-	-	694,045	-	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	-	938,110	-	-	4,405,013	-	1,704,747	-	-	280,779
ACCRUED BONUS	-	-	407,591	-	-	-	-	450,908	-	-	413,860
ACCRUED PAYROLL TAXES	-	-	313,361	-	-	1,428,089	-	470,828	-	-	41,589
ACCRUED VACATION	-	-	6,241,634	-	-	-	-	-	-	-	557,466

TOTAL ACCRUED COMPENSATION	-	-	8,594,741	-	-	5,833,102	-	2,626,483	-	-	1,293,694

ACCRUED INSURANCE - AUTO	-	-	17,389	-	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE		-	14,006,477	-	-	80,036	-	24,948	-	-	7,713,915
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	9,962,075	-	-	-	-	-	-	-	6,577,156
ACCRUED HEALTH_DENTAL_LIFE		-	2,109,029	-	-	-	-	-	-	-	-
ACCRUED INSURANCE - OTHER	-	-	179,187	-	-	-	-	-	-	-	-

TOTAL ACCRUED INSURANCE	-	-	26,274,159	-	-	80,036	-	24,948	-	-	14,291,071

ACCRUED PERCENTAGE RENT	-	-	-	-	-	918,383	-	827,370	-	-	-
ACCRUED INTEREST - SHORT TERM	-	-	23,683,286	-	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	-	(9,957)	-	-	2,198,655	-	452,020	-	-	761,356
ACCRUED LITIGATION RESERVE		-	8,901,913	-	-	-	-	-	-	-	809,406
ACCRUED POSTAGE	-	-	(25)	-	-	15,936	-	-	-	-	-
ACCRUED ADVERTISING	-	-	5,714,815	-	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	-	2,365,436	-	-	6,176,682	-	610,293	-	-	(479,721)
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	-
GIFT CERTIFICATES/GIFT CARDS	-	-	5,667,638	-	-	(1,009,911)	-	(1,863,393)	-	-	250,065
CASH RECEIPTS SUSPENSE	-	-	(14,796)	-	-	-	-	-	-	-	-
LEASE REJECTION CLAIMS RESERVE	-	-	11,532,330	-	-	6,637,533	-	948,696	-	-	821,369
SALES/USE TAX PAYABLE	-	-	329,979	3,982	-	3,248,118	24,856	1,758,354	6,947	-	44,418
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	1,973,220	-	-	-	-	-

TOTAL ACCRUED LIABILITIES	-	-	93,039,516	3,982	-	26,071,754	24,856	5,384,772	6,947	-	17,791,658

INCOME TAXES PAYABLE	-	-	(3,232,440)	-	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	-	712,018	-	-	-	-	-	-	-	-

TOTAL INCOME TAXES PAYABLE	-	-	(2,520,422)	-	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	5,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	-	56,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - PAST DUE INTEREST		-	17,891,547	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	71,330,033	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	7,524,225	-	-	-	-	-	-	-	-

TOTAL CURRENT LIABILITIES	-	-	316,196,371	3,982	-	29,377,545	24,231	6,364,418	6,947	-	22,754,760

NOTES PAYABLE TO PARENT	-	(149,800,000)	-	-	-	-	-	-	-	-	149,800,000
SENIOR DEBT - BANK	-	-	518,728,000	-	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	-	300,000,000	-	-	-	-	-	-	-	-

TOTAL LONG-TERM DEBT	-	(149,800,000)	818,728,000	-	-	-	-	-	-	-	149,800,000

ACCRUED RENT	-	-	1,423,517	-	-	14,739,781	-	8,365,222	-	-	731,538

DEFERRED INCOME TAX	-	-	22,793,000	-	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	-	22,271,000	-	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	-	3,905	-	-	30,000	-	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	-	17,934	-	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	-	2,447,440	-	-	611,042	-	2,393,350	-	-	-

TOTAL OTHER LONG-TERM LIABILITIES	-	-	2,469,279	-	-	641,042	-	2,393,350	-	-	-

TOTAL NON-CURRENT LIABILITIES	-	(149,800,000)	867,684,796	-	-	15,380,823	-	10,758,572	-	-	150,531,538

TOTAL LIABILITIES	-	(149,800,000)	1,183,881,168	3,982	-	44,758,368	24,231	17,122,990	6,947	-	173,286,298

SHAREHOLDERS' EQUITY
CAPITAL STOCK	32,313	(162)	1	-	31,045	30	-	1	-	(100)	100
ADDITIONAL PAID IN CAPITAL	754,030	-	-	-	81,601	-	-	-	-	-	-

CONTRIBUTED CAPITAL	-	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	-	(570,342)	394,189,753	3,638,913	(5,863,335)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	-	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	-	-	(101,164,801)	-	-	-	-	210,000,000	-
RETAINED EARNINGS	(442,929)	(135,461)	(711,340,435)	(1,016,471)	(62,624,017)	(191,698,332)	(6,611,002)	256,013,136	(1,515,156)	(180,522,579)	(3,214,789)
LEVEL 8 PROFIT/LOSS	(650)	-	(49,169,200)	(408,948)	(975)	(15,577,786)	(1,533,474)	6,768,801	(379,432)	-	(5,642,924)

RETAINED EARNINGS	(443,579)	(135,461)	(760,509,635)	(1,425,419)	(163,789,793)	(207,276,119)	(8,144,476)	262,781,937	(1,894,588)	29,477,421	(8,857,712)

TOTAL SHAREHOLDERS' EQUITY	342,763	(281,439,912)	(591,996,169)	2,213,494	(6,512,824)	5,224,399	20,054,659	35,991,339	5,286,565	(462,780,302)	344,313,688

TOTAL LIABILITIES & S/E	342,763	(431,239,912)	591,884,999	2,217,476	(6,512,824)	49,982,767	20,078,891	53,114,329	5,293,512	(462,780,302)	517,599,986

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 3/11/09

Buffets Holdings Inc.
PERIOD:  9-09          ENDING:  3/11/2009

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	51,877	-	-	-	-	-	-	-	24,291,923
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	42,274,888
COD CLEARING	-	-	(6,942)	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	3,963,446	-	-	-	110,673	-	-	-	9,031,455
MISC. ACCRUALS - THJ AP	-	-	-	-	-	-	6,103	-	-	-	6,103
MISC. ACCRUALS - WIS	-	-	-	-	-	-	-	-	-	-	1,394
MISC. ACCRUALS - CORP LEVEL	-	-	-	-	-	-	-	-	-	-	5,098,782

TOTAL ACCOUNTS PAYABLE	-	-	4,008,381	-	-	-	116,776	-	-	-	80,704,544

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	694,045
ACCRUED PAYROLL	-	-	3,995,749	(199)	-	-	405,236	-	20,980	-	11,750,416
ACCRUED BONUS	-	-	-	-	-	-	7,522	-	-	-	1,279,880
ACCRUED PAYROLL TAXES	-	-	1,409,793	-	-	-	31,160	-	11,173	-	3,705,994
ACCRUED VACATION	-	-	-	-	-	-	-	-	-	-	6,799,100

TOTAL ACCRUED COMPENSATION	-	-	5,405,542	(199)	-	-	443,919	-	32,153	-	24,229,436

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	17,389
WORKERS COMPENSATION PAYABLE	-	-	-	-	-	-	-	-	-	-	21,825,377
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	-	-	-	-	-	-	-	-	16,539,232
ACCRUED HEALTH_DENTAL_LIFE	-	-	851,420	-	-	-	-	-	-	-	2,960,449
ACCRUED INSURANCE - OTHER	-	-	-	-	-	-	-	-	-	-	179,187

TOTAL ACCRUED INSURANCE	-	-	851,420	-	-	-	-	-	-	-	41,521,634

ACCRUED PERCENTAGE RENT	-	-	-	-	-	-	-	-	-	-	1,745,753
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	23,683,286
ACCRUED PROPERTY TAXES	-	-	4,767,468	-	-	-	19,006	-	-	-	8,188,547
ACCRUED LITIGATION RESERVE	-	-	-	-	-	-	-	-	-	-	9,711,319
ACCRUED POSTAGE	-	-	(68)	-	-	-	(558)	-	-	-	15,284
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	5,714,815
ACCRUED LIABILITIES - OTHER	-	-	1,567,836	-	-	-	142,237	-	-	-	10,382,762
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	-
GIFT CERTIFICATES/GIFT CARDS	-	-	847,693	-	-	-	957,322	-	-	-	4,849,414
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	(14,796)
LEASE REJECTION CLAIMS RESERVE	-	-	33,350,203	-	-	-	580,489	-	-	-	53,870,620
SALES/USE TAX PAYABLE	-	-	3,994,003	-	-	-	286,328	1,036	-	-	9,698,023
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	-	-	-	-	-	1,973,220

TOTAL ACCRUED LIABILITIES	-	-	50,784,097	(199)	-	-	2,428,742	1,036	32,153	-	195,569,315

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,232,440)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	712,018

TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(2,520,422)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - PAST DUE INTEREST	-	-	-	-	-	-	-	-	-	-	17,891,547
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	71,330,033
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	7,524,225

TOTAL CURRENT LIABILITIES	-	-	54,792,478	(199)	-	-	2,545,518	1,036	32,153	-	432,099,241

NOTES PAYABLE TO PARENT	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	300,000,000

TOTAL LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	-	-	18,010,624	-	-	-	1,082,670	-	-	-	44,353,353

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	22,793,000
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	22,271,000

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	17,934
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	5,451,832

TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	5,503,671

TOTAL NON-CURRENT LIABILITIES	-	-	18,010,624	-	-	-	1,082,670	-	-	-	913,649,024

TOTAL LIABILITIES	-	-	72,803,102	(199)	-	-	3,628,188	1,036	32,153	-	1,345,748,265

SHAREHOLDERS' EQUITY
CAPITAL STOCK	-	-	100	-	-	-	10	-	10	10	63,358
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	835,631

CONTRIBUTED CAPITAL	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	-
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(400)	(5,823,715)	49,541,980	4,610	(116,007,105)	(325)	(838,756)	(302,839)	346,535,628	(166,682)	(630,165,639)
LEVEL 8 PROFIT/LOSS	(975)	(1,189,636)	(32,609,603)	(8,860)	(28,272,452)	(1,045)	247,670	(122,545)	20,003,649	(39,319)	(107,937,703)

RETAINED EARNINGS	(1,375)	(7,013,351)	(193,067,622)	(4,250)	(144,279,557)	(1,370)	(591,086)	(425,384)	366,539,277	(206,001)	(839,268,142)

TOTAL SHAREHOLDERS' EQUITY	(1,300)	(4,938,545)	136,870,581	(3,935)	(104,951,922)	(1,370)	9,764,898	982,021	53,109,699	103,019	(838,369,155)

TOTAL LIABILITIES & S/E	(1,300)	(4,938,545)	209,673,683	(4,134)	(104,951,922)	(1,370)	13,393,086	983,057	53,141,852	103,019	507,379,110

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 2/12/09 - 3/11/09

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through March 11, 2009, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	56,413
Accrued Compensation	24,229
Accrued Worker's Compensation	21,825
Accrued Sales, Use and Property Taxes	17,887
Accrued Insurance	19,696
Accrued Interest	23,683
Accrued Litigation Reserve	9,711
Unearned revenue (gift cards/certificates)	4,849
Accrued Legal and Consulting Fees	5,781
Closed Restaurant Reserve	1,973
Accrued Percentage Rent	1,746
Lease Rejection Claims Reserve	53,871
Accrued Other	10,318
Income Taxes Payable	712
Total Debts	252,694

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period.: 2/12/09 - 3/11/09

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	9,718,754
31 - 60 days old	821,203
61 - 90 days old	260,064
91+ days old	502,877
Total Accounts Receivable	11,302,898
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	11,302,898

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

On February 18, 2009, the Company sold its property located in Lexington,  KY.  Net proceeds were approximately $796,000.